Exhibit 10.2

EXECUTION VERSION

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INCREMENTAL FACILITY AGREEMENT

INCREASE IN TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT COMMITMENTS

dated as of December 9, 2014

between

MCC GEORGIA LLC

MCC ILLINOIS LLC

MCC IOWA LLC

MCC MISSOURI LLC

as Borrowers

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

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INCREMENTAL FACILITY AGREEMENT

(INCREASE IN TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT COMMITMENTS)

INCREMENTAL FACILITY AGREEMENT (this “Incremental Facility Agreement”) dated as of December 9, 2014, among MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); the INCREMENTAL FACILITY REVOLVING CREDIT LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto, the Issuing Lender identified therein and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of June 20, 2014, as amended and supplemented by the Incremental Facility Agreement dated as of October 10, 2014 (the “Tranche A Incremental Facility Agreement”) with respect to the Tranche A Incremenal Facility Revolving Credit Commitments (as further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(f) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement or additional financial institutions that will become Lenders) offer to enter into commitments to provide Incremental Facility Revolving Credit Commitments. The Borrowers have requested that $40,000,000 aggregate principal amount of additional Tranche A Incremental Facility Revolving Credit Commitments constituting an increase in the existing Class of Tranche A Incremental Revolving Facility Credit Commitments be provided on the Increase Effective Date (as defined below). The New Tranche A Incremental Facility Revolving Credit Lenders (as defined below) are willing to provide the Increased Tranche A Incremental Facility Revolving Credit Commitments (as defined below) on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein.

ARTICLE II

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LOANS

Section 2.01. Commitments. Each of Capital One, National Association and CoBank, ACB (each a “New Tranche A Incremental Facility Revolving Credit Lender”) agrees to provide an additional Tranche A Incremental Facility Revolving Credit Commitment in the amount set forth opposite its name on Schedule I hereto (the “Increased Tranche A Incremental Facility Revolving Credit Commitments”). The Increased Tranche A Incremental Facility Revolving Credit Commitments shall become effective on the Increase Effective Date. The Increased Tranche A Incremental Facility Commitments shall be Tranche A Incremental Facility Commitments under the Credit Agreement and shall have the terms specified therein and each New Tranche A Incremental Facility Revolving Credit Lender shall be an Incremental Facility Revolving Credit Lender under the Credit Agreement. The aggregate principal amount of Tranche A Incremental Facility Revolving Commitments immediately after the Increase Effecive Date is $256,000,000.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents includes a reference to this Incremental Facility Agreement and (ii) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

Section 4.01. The effectiveness of the Increased Tranche A Incremental Facility Revolving Credit Commitments of the New Tranche A Incremental Facility Revolving Credit Lenders is subject to each of the following conditions having been satisfied (the date of satisfaction of such conditions, the “Increase Effective Date”):

(a) Counterparts of Incremental Facility Agreement. The Administrative Agent shall have received duly executed and delivered counterparts of this Incremental Facility Agreement from (i) each Obligor, (ii) each New Tranche A Incremental Facility Revolving Credit Lender and (iii) the Issuing Lender.

(b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion of Dentons US LLP, counsel to the Obligors, dated such date or dates and covering such matters as the Administrative Agent or any New Tranche A Incremental Facility Revolving Credit Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the New Tranche A Incremental Facility Revolving Credit Lenders and the Administrative Agent).

(c) [Reserved].

(d) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Senior Officer, dated such date or dates as the Administrative Agent or any New Tranche A Incremental Facility Revolving Credit Lender may reasonably request, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) there have been no amendments to the organizational documents of any Obligor since June 20, 2014 and the New Tranche A Incremental Facility Lenders may rely on the secretary’s certificates delivered to the Administrative Agent on such date and (iii) no Default or Event of Default shall have occurred and be continuing.

(e) Fees and Expenses. The Administrative Agent shall have received from the Borrowers for the account of each New Tranche A Incremental Facility Revolving Credit Lenders, as fee compensation for the New Tranche A Incremental Facility Revolving Credit Commitment of such New Tranche A Incremental Facility Lender, an upfront fee in an amount equal to 0.50% of the stated principal amount of the New Tranche A Incremental Facility Revolving Credit Commitment of such New Tranche A Incremental Facility Lender.

(f) Repayment of Tranche A Revolving Credit Loans. The Administrative Agent shall be satisfied with the arrangements to ensure that all outstanding Tranche A Incremental Facility Revolving Credit Loans immediately after the Increase Effective Date are held on a pro rata basis by the Tranche A Revolving Credit Lenders after giving effect to the New Tranche A Incremental Facility Revolving Credit Commitment.

(g) Investment in CoBank. CoBank ACB shall have received evidence that MCC Georgia, LLC has made a minimum equity investment of $1,000 in CoBank ACB on or prior to the Increase Effective Date.

ARTICLE V

MISCELLANEOUS

Section 5.01. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are true and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as supplemented hereby without impairing any such obligations or Liens in any respect.

Section 5.02. Expenses. The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent for, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to the Administrative Agent, in connection with the the preparation of this Incremental Facility Agreement.

Section 5.03. Counterparts; Integration; Effectiveness. This Incremental Facility Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Facility Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Facility Agreement by fax or email (with a “pdf” copy thereof attached) shall be effective as delivery of an original executed counterpart hereof.

Section 5.04. Governing Law. This Incremental Facility Agreement is governed by, and construed to be in accordance with, the law of the State of New York.

Section 5.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Facility Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Facility Agreement.

Section 5.06. Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Incremental Facility Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Agreement to be duly executed and delivered as of the day and year first above written.

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member
By:	Mediacom Communications Corporation, a Member

	By:	/s/ Mark E. Stephan
Mark E. Stephan, Executive Vice President & Chief Financial Officer

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the New Tranche A Incremental Facility Revolving Credit Commitments and the Tranche A Incremental Facility Revolving Credit Loans made thereunder constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement and are entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM BROADBAND LLC

By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
Mark E. Stephan, Executive Vice President &
Chief Financial Officer

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Sections 5.04 and 5.05 of the Guarantee and Pledge Agreement will continue unchanged and remain in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the New Tranche A Incremental Facility Revolving Credit Lenders.

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Mark E. Stephan
Mark E. Stephan, Executive Vice President & Chief Financial Officer

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Lender

By:	/s/ Nicolas Gitron-Beer
	Name:	Nicolas Gitron-Beer
	Title:	Vice President

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION, as a New Tranche A Incremental Facility Revolving Credit Lender

By:	/s/ Charles J. Margiotti III
	Name:	Charles J. Margiotti III
	Title:	Senior Vice President

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

COBANK, ACB, as a New Tranche A Incremental Facility Revolving Credit Lender

By:	/s/ Gary Franke
	Name:	Gary Franke
	Title:	Vice President

[Mediacom Broadband – Incremental Facility Agreement Signature Page]

Schedule I

New Tranche A Incremental Facility Revolving Credit Commitments

New Tranche A Incremental Facility Revolving Credit Lender	New Tranche A Incremental Facility Revolving Credit Commitment
Capital One, National Association	$25,000,000.00
CoBank, ACB	$15,000,000.00

Schedule I to Incremental Facility Agreement